UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23381

Nuveen Corporate Income 2023 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive,

Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2020

Nuveen Closed-End Funds

JHY	Nuveen High Income 2020 Target Term Fund
JHB	Nuveen Corporate Income November 2021 Target Term Fund (formerly known as Nuveen High Income November 2021 Target Term Fund)
JHAA	Nuveen Corporate Income 2023 Target Term Fund (formerly known as Nuveen High Income 2023 Target Term Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen Corporate Income November 2021 Target Term Fund (JHB) (formerly known as Nuveen High Income November 2021 Target Term Fund)

Nuveen Corporate Income 2023 Target Term Fund (JHAA) (formerly known as Nuveen High Income 2023 Target Term Fund)

Nuveen High Income 2020 Target Term Fund (JHY), Nuveen Corporate Income November 2021 Target Term Fund (JHB) and Nuveen Corporate Income 2023 Target Term Fund (JHAA) are closed-end funds that feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Kevin Lorenz, CFA, Anders Persson, CFA, and Michael Ainge, CFA, serve as the portfolio managers on the Funds.

In April 2020, the Nuveen High Income 2020 Target Term Fund (JHY) entered the wind-up period in anticipation of its termination date. The Fund is a “target term” Fund that will cease its investment operations and liquidate its portfolio on November 1, 2020 and distribute the net proceeds to shareholders, unless the term is extended for a period of up to six months by a vote of the Fund’s Board of Trustees.

During the wind-up period, the Fund may deviate from its investment objectives and policies, and may invest up to 100% of its managed assets in high quality, short-term securities. High quality, short-term securities for this Fund include securities rated investment grade (BBB-/Baa3 or higher or unrated but judged by NAM to be of comparable quality) with a final or remaining maturity of 397 days or less. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in below investment grade securities; and short-term investment grade securities that have a final or remaining maturity of 397 days or less, as long as the maturity does not occur later than May 1, 2021. These expanded investment parameters will provide the Fund with additional flexibility to reinvest the proceeds of matured or called portfolio securities in higher quality, short-term securities. As the Fund gets closer to its termination date, it will begin to transition its remaining below investment grade portfolio holdings to high quality, short-term securities to enhance its ability to efficiently liquidate its portfolio at termination.

Effective August 24, 2020 (subsequent to the close of the reporting period), the Nuveen High Income November 2021 Target Term Fund’s name was changed to Nuveen Corporate Income November 2021 Target Term Fund and the Nuveen High Income 2023 Target Term Fund’s name was changed to Nuveen Corporate Income 2023 Target Term Fund. Each Funds’ investment policy to invest at least 80% of its managed assets in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality has also been eliminated.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Effective August 17, 2020 (subsequent to the close of the reporting period), Jake J. Fitzpatrick, CFA, and Christopher Williams, were named as portfolio managers of the Nuveen High Income November 2021 Target Term Fund and the Nuveen High Income 2023 Target Term Fund.

Effective August 17, 2020 (subsequent to the close of the reporting period), Michael Ainge, CFA, will no longer serve as portfolio manager of the Nuveen High Income 2020 Target Term Fund, the Nuveen High Income November 2021 Target Term Fund and the Nuveen High Income 2023 Target Term Fund.

Subsequent to the reporting period, management announced that effective October 1, 2020, Anders Persson, CFA, will no longer serve as a portfolio manager of the Nuveen High Income November 2021 Target Term Fund and the Nuveen High Income 2023 Target Term Fund.

Here the portfolio management team discusses their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Nuveen High Income 2020 Target Term Fund (JHY)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non- U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

Due to recent market conditions, the Fund does not anticipate returning original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2020. For the six-month reporting period ended June 30, 2020, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

As we entered the reporting period, the U.S. economy was growing modestly supported by consumer spending, but balanced by concerns surrounding continued trade friction, global growth, business spending and a contraction in manufacturing. Weaker global growth at the end of 2019 had prompted central banks around the world, including the Federal Reserve (Fed), to make a synchronized pivot to monetary stimulus. As a result, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. However, the tide turned abruptly as U.S. and global economies came to a screeching halt from the widespread and devastating impact of the COVID-19 crisis. As COVID-19 spread, global health care systems were overwhelmed, supply chains were disrupted and consumer activity plunged. The health crisis grew into an economic and financial crisis that was exacerbated by a collapse in oil prices. The Fed acted aggressively to address unprecedented financial market dislocations and severely strained liquidity that impacted everything from Treasuries and short-term funding markets to global credit, currency and equity markets. Fiscal authorities around the world also responded quickly with record stimulus, highlighted by Congress passing a $2.2 trillion relief package in late March 2020. Fed policymakers, fully in crisis response mode, cut the federal funds rate two times at emergency meetings in March 2020 to 0%-0.25%. The Fed also launched new repo programs, unlimited quantitative easing (QE), central bank swap lines, regulatory relief and a raft of securities purchase programs in order to stabilize financial markets.

In response, interest rates fell sharply resulting in a steepening of the Treasury yield curve. Driven by the two Fed rate cuts, three-month T-bills ended the reporting period 139 basis points lower at 0.16%. The 10-year Treasury yield hit an all-time low well below 1% during the reporting period and ended at 0.66%, which was 126 basis points lower than where it started. As a result, U.S. Treasuries were the best performing asset class in the fixed income market during the six-month reporting period, outperforming all other fixed income asset classes.

The high yield market started 2020 supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum had moderated by the fourth quarter 2019, the supportive macro backdrop and more favorable

Portfolio Managers’ Comments (continued)

business sentiment going into 2020 provided a strong tailwind for valuations in the high yield market. However, the sudden onset of the COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and dramatic high yield outflows. The spread of the Bloomberg Barclays U.S. High Yield 1-5 Year Index peaked at 1375 basis points before sharply retracing to end the reporting period at 730 basis points over Treasuries. Companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed very well in the final three months of the reporting period as policymakers continued to support healthy market and economic functioning while portions of the country gradually reopened. As a result, high yield experienced sizable inflows back into the market, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. During the reporting period, higher quality BB rated credits handily outperformed compared to lower quality B and particularly CCC rated credits.

During the volatile market conditions, the Fund outperformed the benchmark on a total return basis mainly due to our more conservative positioning as it approached its termination date. However, because of those same market conditions, the Fund’s NAV fell by $0.31 per share and ended the reporting period at $9.48 per share. As a result of how close we are to the Fund’s termination date, we do not anticipate being able to return the original NAV in November 2020.

The Fund benefited from its quality mix, including an underweight position in lower quality CCC rated bonds because this segment was the worst performing benchmark category, and an overweight in high quality BB rated and investment grade securities, which were the better performers during the reporting period. Although lower rated high yield led performance for the months of May and June 2020, higher quality still outperformed during the first half of 2020, benefiting from the Fed’s support of the investment grade corporate market and “fallen angels” (investment grade bonds downgraded to high yield), which also lifted higher quality high yield.

Also, the Fund’s security selection in the consumer cyclical sector aided performance. Consumer cyclical was one of the weaker performing sectors in the index during the reporting period, but the Fund was rewarded for exposure to retailers with healthy balance sheets and strong online presence (Gap Inc. Stores) and quick service restaurants (YUM! Brands). Also, the Fund benefited from exposure to regional gaming operators/online gaming terminals rather than large destination-based gaming properties and operators in Las Vegas and Atlantic City. Gap’s bond was called in early June 2020 but we continued to own bonds from YUM! Brands (operator of KFC, Pizza Hut, Taco Bell and WingStreet).

The Fund also benefited from its overweight position in banking and non-bank financials, which included overweights to money center banks, business development companies and auto/student loan lenders. These companies have much stronger capital reserves than they did during the 2008 recession, which helped them perform well during the reporting period.

Another significant factor in the Fund’s performance was its significant underweight to the energy sector throughout the reporting period. As noted, oil prices suffered massive declines in the first part of 2020 following the price war between Saudi Arabia and Russia at the same time that demand was quickly dropping following the onset of COVID-19 crisis lockdowns. The energy market did stabilize later in the reporting period after Organization of the Petroleum Exporting Countries (OPEC) and other oil producing nations agreed to production cuts and the acute demand shock passed as economies gradually reopened, however, crude oil only recovered about half of the losses experienced earlier in 2020. This did lead higher quality and high yield energy to perform very well in the final three months of the reporting period, while lower rated high yield exploration and production (E&P) names remained challenged with a handful of bankruptcy filings in that segment.

On the negative side of the equation, an overweight cash position in preparation for the Fund’s termination at the end of 2020 was a drag on performance. Although the benchmark’s return was negative, many short-dated high yield bonds with maturities beyond the Fund’s termination date outperformed cash and cash instruments during the reporting period.

The Fund was also hindered by an underweight stance in the technology sector, which generally performed well in an increased online commerce and work-from-home environment. The Fund’s exposure to Dell International LLC, NortonLifeLock and Xerox outperformed the sector in the benchmark, but it was not enough to make up for the underweight. We continued to hold bonds from Xerox and NortonLifeLock at the end of the reporting period, while Dell’s bonds matured in early June 2020.

Finally, an underweight position in the insurance subsector and the Fund’s exposure to bonds issued by mortgage insurer Genworth Holdings Inc detracted. China Oceanwide’s acquisition of the company, which is seen as positive for Genworth, was again called into question after the closing date was delayed. Although all regulatory hurdles for the acquisition have been cleared, China Oceanwide ran into difficulty arranging financing to complete the transaction during the COVID-19 crisis. Genworth was also hurt by a larger-than-expected settlement in favor of AXA for a Lifestyle Protection Insurance business the company sold in 2015. The Fund continued to own bonds from Genworth at the end of the reporting period.

We continued to position the portfolio in high income producing investments that will make timely interest and principal payments as we approach the final termination date of the Fund. In an effort to buffer the portfolio as it approaches its termination, we are overweighting short-dated corporate commercial paper and investing in more investment grade securities and defensive credits, with a focus on strong liquidity profiles, consistent cash flow generation, inelastic demand and/or long-term contracts. We’ve also decreased the Fund’s weight in energy, consumer cyclicals and transportation because we expect these sectors will continue to be weighed down by the fallout from stay-at-home orders and a paradigm shift in consumer behavior. Due to the ongoing uncertainty surrounding COVID-19, we expect elevated stress in the energy and consumer discretionary sectors as well as lower quality tiers to continue. In line with that narrative, we are continuing to position the Fund with underweights in more volatile CCC rated securities and in the energy and consumer cyclical sectors. We believe CCC rated bonds offer poor risk adjusted returns as they are susceptible to any deterioration in market fundamentals. In light of the Fund’s approaching termination date before year end, we continued to manage calls, maturities and the cash flow profile of the Fund with the target of managing principal preservation and yield.

Nuveen Corporate Income November 2021 Target Term Fund (JHB) (formerly known as Nuveen High Income November 2021 Target Term Fund)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2021. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non- U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retain-

Portfolio Managers’ Comments (continued)

ing gains and limiting the longest maturity of any holding to no later than May 1, 2022. The Fund also uses leverage.

Recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2020. For the six-month reporting period ended June 30, 2020, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

As we entered the reporting period, the U.S. economy was growing modestly supported by consumer spending, but balanced by concerns surrounding continued trade friction, global growth, business spending and a contraction in manufacturing. Weaker global growth at the end of 2019 had prompted central banks around the world, including the Federal Reserve (Fed), to make a synchronized pivot to monetary stimulus. As a result, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. However, the tide turned abruptly as U.S. and global economies came to a screeching halt from the widespread and devastating impact of the COVID-19 crisis. As COVID-19 spread, global health care systems were overwhelmed, supply chains were disrupted and consumer activity plunged. The health crisis grew into an economic and financial crisis that was exacerbated by a collapse in oil prices. The Fed acted aggressively to address unprecedented financial market dislocations and severely strained liquidity that impacted everything from Treasuries and short-term funding markets to global credit, currency and equity markets. Fiscal authorities around the world also responded quickly with record stimulus, highlighted by Congress passing a $2.2 trillion relief package in late March 2020. Fed policymakers, fully in crisis response mode, cut the federal funds rate two times at emergency meetings in March 2020 to 0%-0.25%. The Fed also launched new repo programs, unlimited quantitative easing (QE), central bank swap lines, regulatory relief and a raft of securities purchase programs in order to stabilize financial markets.

In response, interest rates fell sharply resulting in a steepening of the Treasury yield curve. Driven by the two Fed rate cuts, three-month T-bills ended the reporting period 139 basis points lower at 0.16%. The 10-year Treasury yield hit an all-time low well below 1% during the reporting period and ended at 0.66%, which was 126 basis points lower than where it started. As a result, U.S. Treasuries were the best performing asset class in the fixed income market during the reporting period, handily outperforming all other fixed income asset classes.

The high yield market started 2020 supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum had moderated by the fourth quarter 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 provided a strong tailwind for valuations in the high yield market. However, the sudden onset of the COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and dramatic high yield outflows. The spread of the Bloomberg Barclays U.S. High Yield 1-5 Year Index peaked at 1375 basis points before sharply retracing to end the reporting period at 730 basis points over Treasuries. Companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed very well in the final three months of the reporting period as policymakers continued to support healthy market and economic functioning while portions of the country gradually reopened. As a result, high yield experienced sizable inflows back into the market, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. During the reporting period, higher quality BB rated credits handily outperformed compared to lower quality B and particularly CCC rated credits.

During the volatile market conditions, the Fund outperformed the benchmark on a total return basis mainly due to our more conservative positioning as we come closer its termination date. However, because of those same market conditions, the Fund’s NAV fell by $0.68 per share during the six months and ended the reporting period at $9.29 per share.

The Fund benefited from its quality mix, including an underweight position in lower quality CCC rated bonds because this segment was the worst performing benchmark category, and an overweight in high quality BB and BBB rated securities, which were the better performers during the reporting period. Although lower rated high yield led performance for the months of May and June 2020, higher quality still outperformed during the first half of 2020, benefiting from the Fed’s support of the investment grade corporate market and “fallen angels” (investment grade bonds downgraded to high yield), which also lifted higher quality high yield.

Also, the Fund’s security selection in the consumer cyclical sector aided performance. Consumer cyclical was one of the weaker performing sectors in the index during the first half of the year, but the Fund was rewarded for exposure to retailers with healthy balance sheets and strong online presence (Gap Inc Stores and PetSmart Inc.). Also, the Fund benefited from exposure to regional gaming operators/online gaming terminals rather than large destination based gaming properties and operators in Las Vegas and Atlantic City. The Fund continued to own a term loan from PetSmart at the end of the reporting period, while Gap’s bonds were called in early June 2020.

Another significant factor in the Fund’s performance was its significant underweight to the energy sector throughout the reporting period. As noted, oil prices suffered massive declines in the first part of 2020 following the price war between Saudi Arabia and Russia at the same time that demand was quickly dropping following the onset of the COVID-19 crisis lockdowns. The energy market did stabilize later in the reporting period after Organization of the Petroleum Exporting Countries (OPEC) and other oil producing nations agreed to production cuts and the acute demand shock passed as economies gradually reopened; however, crude oil only recovered about half of the losses experienced earlier in 2020. This did lead higher quality and high yield energy to perform very well in the final three months of the reporting period, while lower rated high yield exploration and production (E&P) names remained challenged with a handful of bankruptcy filings in that segment.

On the negative side of the equation, the Fund’s performance was hindered by a slight overweight to airlines in the transportation sector that received less third-party support than others. As a result, this subsector gained less traction in the market rebound than other cyclical sectors, given the expectation that air travel will likely remain depressed beyond year end.

Performance was also hurt by an underweight versus the index in the basic materials sector. An improvement in the macroeconomic backdrop increased the demand for basic materials. However, we remained somewhat cautious given questions surrounding the pace of recovery and the volatility that the sector could experience going forward. As a result, we kept the Fund underweight in basic materials and with a higher quality bias among our holdings. Naturally, miners and materials producers are heavily correlated with an improvement in industrial and manufacturing activity and infrastructure spending. Although lower supply in the space has reduced concerns of near-term surplus, we will need to see continued growth in demand for the sector to outperform.

The Fund was also hindered by an underweight stance in the consumer non-cyclical sector, which features more businesses that are resilient to negative impacts from the COVID-19 crisis. For example, pharmaceuticals, food and beverage, and certain other areas in health care strengthened more than the broad market in the second quarter as active managers attempted to position their portfolios more defensively. Although the Fund outperformed the benchmark on a total return basis, the underweight cost some relative performance given the small amount of non-cyclical exposures that exist in the very short-dated high yield universe relative to the benchmark.

We continued to position the portfolio in high income producing investments that will make timely interest and principal payments as we get closer to the final termination date of the Fund. In an effort to better position the portfolio, we are taking advantage of structural security as well as positioning across sectors in defensive credits, with a focus on strong liquidity

Portfolio Managers’ Comments (continued)

profiles, consistent cash flow generation, inelastic demand and/or long-term contracts. Due to the ongoing uncertainty surrounding COVID-19, we expect elevated stress in the energy and consumer discretionary sectors as well as lower quality tiers to continue. In line with that narrative, we are continuing to position the Fund more cautiously with underweights in more volatile CCC rated securities and in the energy, consumer cyclical and transportation sectors. We believe CCC rated bonds offer poor risk-adjusted returns as they are susceptible to any deterioration in market fundamentals.

The Fund’s cash balance increased during the reporting period because the busy primary market resulted in many holdings in the portfolio being refinanced. We also actively increased exposure to communications because we believe the sector will continue to benefit from the high demand for connectivity. We reduced exposure to the energy and transportation sectors in line with our more defensive positioning. The Fund remains overweight in financial companies (including money-center banks, business development companies and auto/student loan lenders), banks and utilities. Financial companies have much stronger capital reserves than they did during the 2008 recession, which helped them perform well during the reporting period. We are also maintaining some tactical exposure to sovereign bonds less impacted by the COVID-19 crisis. We continued to manage calls, maturities and the cash flow profile of the Fund with the target of managing principal preservation and yield in light of the Fund’s termination date.

Nuveen Corporate Income 2023 Target Term Fund (JHAA) (formerly known as Nuveen High Income 2023 Target Term Fund)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund has an objective to provide a high level of current income and to return the original $9.875 net asset value (NAV) per common share on or about December 1, 2023. The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we will seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

Recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2020. For the six-month reporting period ended June 30, 2020, the Fund underperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

As we entered the reporting period, the U.S. economy was growing modestly supported by consumer spending, but balanced by concerns surrounding continued trade friction, global growth, business spending and a contraction in manufacturing. Weaker global growth at the end of 2019 had prompted central banks around the world, including the Federal Reserve (Fed), to make a synchronized pivot to monetary stimulus. As a result, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. However, the tide turned abruptly as

U.S. and global economies came to a screeching halt from the widespread and devastating impact of the COVID-19 crisis. As COVID-19 spread, global health care systems were overwhelmed, supply chains were disrupted and consumer activity plunged. The health crisis grew into an economic and financial crisis that was exacerbated by a collapse in oil prices. The Fed acted aggressively to address unprecedented financial market dislocations and severely strained liquidity that impacted everything from Treasuries and short-term funding markets to global credit, currency and equity markets. Fiscal authorities around the world also responded quickly with record stimulus, highlighted by Congress passing a $2.2 trillion relief package in late March 2020. Fed policymakers, fully in crisis response mode, cut the federal funds rate two times at emergency meetings in March 2020 to 0%-0.25%. The Fed also launched new repo programs, unlimited quantitative easing (QE), central bank swap lines, regulatory relief and a raft of securities purchase programs in order to stabilize financial markets.

In response, interest rates fell sharply resulting in a steepening of the Treasury yield curve. Driven by the two Fed rate cuts, three-month T-bills ended the reporting period 139 basis points lower at 0.16%. The 10-year Treasury yield hit an all-time low well below 1% during the reporting period and ended at 0.66%, which was 126 basis points lower than where it started. As a result, U.S. Treasuries were the best performing asset class in the fixed income market during the reporting period, handily outperforming all other fixed income asset classes.

The high yield market started 2020 supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum had moderated by the fourth quarter 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 provided a strong tailwind for valuations in the high yield market. However, the sudden onset of the COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and dramatic high yield outflows. The spread of the Bloomberg Barclays U.S. High Yield 1-5 Year Index peaked at 1375 basis points before sharply retracing to end the reporting period at 730 basis points over Treasuries. Companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed very well in the final three months of the reporting period as policymakers continued to support healthy market and economic functioning while portions of the country gradually reopened. As a result, high yield experienced sizable inflows back into the market, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. During the reporting period, higher quality BB rated credits handily outperformed compared to lower quality B and particularly CCC rated credits.

During the volatile market conditions, the Fund underperformed the benchmark on a total return basis. Because of the volatility, the Fund’s NAV also fell by $1.07 per share during the six months and ended the reporting period at $9.29 per share.

The Fund was hindered by an underweight stance in the technology sector, which generally performed well in an environment of increased online commerce and working from home. Also, within the sector, the Fund’s exposure to IT process outsourcing companies (Pitney Bowes Inc and DTI Holdings, Inc.) performed poorly as weakness in near-term results was exacerbated by the COVID-19 crisis headwinds. It was more difficult for both firms to win new business, especially from small- and medium-sized enterprises, as customers looked to bring work back in house. Both Pitney Bowes and DTI are also attempting to pivot toward higher margin/growth business in an effort to deleverage their balance sheets. Similarly, an underweight position in the communications sector also detracted as the high connectivity needs associated with the work-from-home and at-home entertainment demands aided performance in the sector relative to the benchmark. The Fund continued to own bonds from Pitney Bowes at the end of the reporting period, but sold a DTI term loan.

In addition, a slight overweight to non-bank finance companies detracted from performance, including aircraft lessor Park Aerospace Holdings Ltd. Aircraft leasing companies generally underperformed during the reporting period given too many aircrafts in a market where demand is not expected to return to pre-COVID-19 crisis levels in the near term.

Portfolio Managers’ Comments (continued)

The Fund’s exposure to mortgage insurer Genworth Holdings Inc. also hindered results. China Oceanwide’s acquisition of the company, which is seen as positive for Genworth, was again called into question after the closing date was delayed. Although all regulatory hurdles for the acquisition have been cleared, China Oceanwide ran into difficulty arranging financing to complete the transaction during the shutdown. Genworth was also hurt by a larger-than-expected settlement in favor of AXA for a Lifestyle Protection Insurance business the company sold in 2015. The Fund continued to own bonds from both Park Aerospace and Genworth at the end of the reporting period.

The Fund benefited from its quality mix, including an underweight position in lower quality CCC rated bonds because this segment was the worst performing benchmark category, and an overweight in high quality BB rated securities and cash, which were the better performers during the reporting period. Although lower rated high yield led performance for the months of May and June 2020, higher quality still outperformed during the first half of 2020, benefiting from the Fed’s support of the investment grade corporate market and “fallen angels” (investment grade bonds downgraded to high yield), which also lifted higher quality high yield.

Also, the Fund’s security selection in the consumer cyclical sector aided performance. Consumer cyclical was one of the weaker performing sectors in the index during the first half of the year, but the Fund was rewarded for exposure to retailers with healthy balance sheets and strong online presence (Gap Inc. Stores and PetSmart Inc.) and quick service restaurants (YUM! Brands and Restaurant Brands International). Also, the Fund benefited from exposure to regional gaming operators/online gaming terminals rather than large destination-based gaming properties and operators in Las Vegas and Atlantic City. At the end of the reporting period, the Fund continued to own bonds and a term loan from PetSmart and bonds from YUM! Brands (operator of KFC, Pizza Hut, Taco Bell and WingStreet) and Restaurant Brands International (operator of Burger King, Tim Hortons and Popeyes).

Another significant factor in the Fund’s performance was its significant underweight to the energy sector throughout the reporting period. As noted, oil prices suffered massive declines in the first part of 2020 following the price war between Saudi Arabia and Russia at the same time that demand was quickly dropping following the onset of the COVID-19 crisis lockdowns. The energy market did stabilize later in the reporting period after Organization of the Petroleum Exporting Countries (OPEC) and other oil producing nations agreed to production cuts and the acute demand shock passed as economies gradually reopened; however, crude oil only recovered about half of the losses experienced earlier in 2020. This did lead higher quality and high yield energy to perform very well in the final three months of the reporting period, while lower rated high yield exploration and production (E&P) names remained challenged with a handful of bankruptcy filings in that segment.

We continued to position the portfolio in high income producing investments that will make timely interest and principal payments as we attempt to meet the objective of returning the original NAV on the final term date of the Fund. In an effort to better position the portfolio, we are taking advantage of structural security as well as positioning across sectors in defensive credits, with a focus on strong liquidity profiles, consistent cash flow generation, inelastic demand and/or long-term contracts. We increased exposures to communications because we believe the sector will continue to benefit from the high demand for connectivity mentioned above and utilities in order to position the Fund more defensively. We’ve also decreased the Fund’s weight in energy and consumer cyclicals because we expect these sectors will continue to be weighed down by the fallout from stay-at-home orders and a paradigm shift in consumer behavior. Due to the ongoing uncertainty surrounding the COVID-19 crisis, we expect elevated stress in the energy and consumer discretionary sectors as well as lower quality tiers to continue. In line with that narrative, we are continuing to position the Fund more cautiously with underweights in more volatile CCC rated securities and in the energy and consumer cyclical sectors. We believe CCC rated bonds offer poor risk-adjusted returns as they are susceptible to any deterioration in market fundamentals. At the end of the reporting period, the Fund’s sector overweights included transportation (rail, truck and travel services), utilities and basic industry (chemical producers). We continued to manage calls, maturities and the cash flow profile of the Fund with the target of managing principal preservation and yield in light of the Fund’s termination date.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of each Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings. As of the end of the reporting period, JHY is no longer using borrowings. Each Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

JHY’s use of leverage had a negative impact on total return performance during this reporting period. Consistent with its mandate and in anticipation of its November 1, 2020 termination date, the Fund began paying down leverage at the beginning of the reporting period and completely de-levered in early April generally sourcing cash proceeds from maturities and call activity in the underlying portfolio. Although the Fund wasn’t fully levered during the brief but severe COVID-19 induced market downturn in March, leverage detracted from total return performance. Conversely, while financial markets recovered and asset prices steadied, the Fund maintained its de-levered status throughout the remainder of the reporting period.

JHB’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period as the Fund continued to lower its leverage ratio driven by the limited options to reinvest shorter dated cash proceeds in securities that paid more than the cost of leverage amid the shrinking investable universe. The Fund fully de-levered subsequent to the reporting period.

JHAA’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

As of June 30, 2020, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHB	JHAA
Effective Leverage*	0.00%	4.94%	25.23%
Regulatory Leverage*	0.00%	4.94%	25.23%
*

Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2020	Draws	Paydowns	Outstanding Balance as of June 30, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 27, 2020
JHY	$61,500,000	$—	$(61,500,000)	$—	$34,833,333	$—	$—	$—
JHB	$192,000,000	$—	$(165,000,000)	$27,000,000	$104,390,110	$—	$(27,000,000)	$—
JHAA	$27,025,000	$—	$(2,500,000)	$24,525,000	$26,901,374	$—	$—	$24,525,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, for further details.

Reverse Repurchase Agreements

As noted above, JHAA utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2020	Sales	Purchases	June 30, 2020	Average Balance Outstanding	Sales	Purchases	August 27, 2020
JHAA	$490,000	$490,000	$(980,000)	$—	$490,000	$—	$—	$—

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Funds’ distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	JHY	JHB	JHAA
January 2020	$0.0160	$0.0415	$0.0520
February	0.0160	0.0415	0.0520
March	0.0160	0.0370	0.0480
April	0.0160	0.0370	0.0480
May	0.0160	0.0370	0.0480
June 2020	0.0095	0.0315	0.0430
Total Distributions from Net Investment Income	0.0895	0.2255	0.2910

Current Distribution Rate*	1.22%	4.23%	5.55%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by JHY and JHAA during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market to participate in share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JHY	JHB	JHAA
Common shares cumulatively repurchased and retired	—	—	—
Common shares authorized for repurchase	1,575,000	5,590,000	780,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JHY	JHB	JHAA
Common share NAV	$9.48	$9.29	$9.29
Common share price	$9.31	$8.93	$9.29
Premium/(Discount) to NAV	(1.79)%	(3.88)%	—%
6-month average premium/(discount) to NAV	1.75%	(1.87)%	3.50%

JHY, JHB and JHAA each have an investment objective to return $9.85, $9.85 and $9.875, respectively (the original net asset value following each Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Funds will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

In connection with the objective of returning Original NAV, each Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of each Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of each Fund’s term. In addition, each Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

Each Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. Recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return Original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen Corporate Income November 2021 Target Term Fund (JHB) (formerly Nuveen High Income November 2021 Target Term Fund)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHB.

Nuveen Corporate Income 2023 Target Term Fund (JHAA) (formerly Nuveen High Income 2023 Target Term Fund)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHAA.

JHY	Nuveen High Income 2020 Target Term Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHY at Common Share NAV	(2.25)%	(0.89)%	4.74%
JHY at Common Share Price	(3.79)%	(3.05)%	3.93%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(5.35)%	(3.02)%	3.99%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	58.7%
Sovereign Debt	2.9%
Convertible Bonds	1.8%
Commercial Papers	32.0%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	76.2%
United Kingdom	3.0%
Turkey	3.0%
Kazakhstan	2.8%
Chile	2.7%
Japan	2.7%
South Africa	2.0%
China	1.6%
Mexico	1.5%
Germany	1.3%
Other	3.2%
Total	100%

Portfolio Composition

(% of total investments)

Diversified Financial Services	27.9%
Banks	14.8%
Specialty Retail	9.7%
Consumer Finance	6.4%
Oil, Gas & Consumable Fuels	5.5%
Household Durables	5.0%
Airlines	3.0%
Wireless Telecommunication Services	2.7%
Other	18.3%
Sovereign	2.9%
Repurchase Agreement	3.6%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	4.1%
BBB	32.9%
BB or Lower	60.1%
N/R (not rated)	2.9%
Total	100%

Top Five Issuers

(% of total long-term investments)

Ford Motor Co	7.8%
Lennar Corp	5.2%
Halyk Savings Bank of Kazakhstan JSC	4.3%
Sprint Corp	4.2%
L Brands Inc	4.2%

1	Includes 16.4% (as a percentage of total investments) in emerging markets countries.

JHB	Nuveen Corporate Income November 2021 Target Term Fund (formerly Nuveen High Income November 2021 Target Term Fund) Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHB at Common Share NAV	(4.55)%	(2.33)%	3.97%
JHB at Common Share Price	(8.57)%	(5.31)%	2.59%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(5.35)%	(3.02)%	3.62%

Since inception returns are from 8/23/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	77.4%
Sovereign Debt	3.6%
Variable Rate Senior Loan Interests	2.7%
Convertible Bonds	0.9%
Other Assets Less Liabilities	20.6%
Net Assets Plus Borrowings	105.2%
Borrowings	(5.2)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	73.4%
Canada	3.0%
South Africa	2.5%
Israel	2.3%
China	1.7%
Mexico	1.6%
Egypt	1.6%
Japan	1.4%
Italy	1.4%
Luxembourg	1.4%
Other	9.7%
Total	100%

Portfolio Composition

(% of total investments)

Media	9.1%
Oil, Gas & Consumable Fuels	8.5%
Household Durables	7.3%
Metals & Mining	5.7%
Wireless Telecommunication Services	4.9%
Diversified Telecommunication Services	4.3%
Commercial Services & Supplies	4.1%
Specialty Retail	4.1%
Consumer Finance	3.9%
Hotels, Restaurants & Leisure	3.5%
Containers & Packaging	3.1%
Chemicals	3.1%
Banks	2.8%
Trading Companies & Distributors	2.3%
Thrifts & Mortgage Finance	2.3%
Pharmaceuticals	2.3%
Automobiles	2.2%
Mortgage Real Estate Investment Trusts	2.0%
Health Care Providers & Services	1.8%
Other	18.4%
Sovereign Debt	4.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	20.2%
BB or Lower	77.7%
N/R (not rated)	2.1%
Total	100%

Top Five Issuers

(% of total long-term investments)

CenturyLink Inc	2.6%
The ADT Security Corp	2.6%
Nielsen Holdings PLC	2.5%
Reynolds Group Holdings Ltd	2.3%
TEGNA Inc	2.3%

1	Includes 13.6% (as a percentage of total investments) in emerging markets countries.

JHAA	Nuveen Corporate Income 2023 Target Term Fund (formerly Nuveen High Income 2023 Target Term Fund) Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHAA at Common Share NAV	(7.49)%	(4.09)%	1.66%
JHAA at Common Share Price	(11.65)%	(3.22)%	0.88%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(5.35)%	(3.02)%	1.70%

Since inception returns are from 12/18/18. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	84.7%
Variable Rate Senior Loan Interests	33.8%
Convertible Bonds	2.2%
Repurchase Agreements	8.6%
Other Assets Less Liabilities	4.4%
Net Assets Plus Borrowings	133.7%
Borrowings	(33.7)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	80.4%
Canada	2.7%
Brazil	2.4%
United Arab Emirates	1.5%
Mexico	1.5%
Israel	1.4%
Netherlands	1.3%
Zambia	1.3%
United Kingdom	1.2%
Australia	1.2%
Other	5.1%
Total	100%

Portfolio Composition

(% of total investments)

Health Care Providers & Services	6.7%
Oil, Gas & Consumable Fuels	6.4%
Media	5.3%
Chemicals	5.0%
Household Durables	4.7%
Hotels, Restaurants & Leisure	4.7%
Metals & Mining	4.6%
Containers & Packaging	4.6%
Pharmaceuticals	3.3%
Commercial Services & Supplies	3.1%
Electric Utilities	3.0%
Equity Real Estate Investment Trusts	2.3%
Consumer Finance	2.3%
Road & Rail	2.3%
Insurance	1.9%
Machinery	1.9%
Gas Utilities	1.9%
Communications Equipment	1.7%
Diversified Telecommunication Services	1.6%
Wireless Telecommunication Services	1.6%
Specialty Retail	1.5%
Airlines	1.4%
Software	1.4%
Auto Components	1.3%
Other	18.9%
Repurchase Agreements	6.6%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	9.6%
BB or Lower	88.6%
N/R (not rated)	1.8%
Total	100%

Top Five Issuers

(% of total long-term investments)

PG&E Corp	1.7%
ADT Security Corp/The	1.7%
NOVA Chemicals Corp	1.6%
OneMain Finance Corp	1.6%
KB Home	1.6%

1	Includes 10.1% (as a percentage of total investments) in emerging markets countries.

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JHY, JHB and JHAA. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JHY	JHB	JHAA
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	13,938,752	48,799,752	6,740,995
Withhold	207,813	650,735	27,382
Total	14,146,565	49,450,487	6,768,377
Terence J. Toth
For	13,910,240	48,770,099	6,740,995
Withhold	236,325	680,388	27,382
Total	14,146,565	49,450,487	6,768,377
Robert L. Young
For	13,938,550	48,800,721	6,740,995
Withhold	208,015	649,766	27,382
Total	14,146,565	49,450,487	6,768,377

JHY	Nuveen High Income 2020 Target Term Fund Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 63.4% (64.0% of Total Investments)

	CORPORATE BONDS – 58.7% (59.1% of Total Investments)

	Airlines – 3.0%

$2,000	Delta Air Lines Inc	3.400%	4/19/21	Baa3	$1,944,978
2,500	United Airlines Holdings Inc	6.000%	12/01/20	BB–	2,481,250
4,500	Total Airlines				4,426,228

	Automobiles – 1.5%

2,250	General Motors Financial Co Inc	3.200%	7/13/20	BBB	2,251,059

	Banks – 12.6%

2,000	Banco del Estado de Chile, 144A	2.668%	1/08/21	A+	2,010,017
2,000	Banco del Estado de Chile, Reg S	2.668%	1/08/21	A+	2,010,017
1,900	Banco Nacional de Costa Rica, 144A	5.875%	4/25/21	B2	1,890,519
1,500	Barclays Bank PLC	5.140%	10/14/20	BBB+	1,516,361
3,415	CIT Group Inc	4.125%	3/09/21	BBB–	3,420,874
2,000	Deutsche Bank AG/New York NY	2.700%	7/13/20	BBB	2,000,420
4,000	Halyk Savings Bank of Kazakhstan JSC, 144A	7.250%	1/28/21	BB+	4,084,976
1,900	Turkiye Garanti Bankasi AS, 144A	6.250%	4/20/21	B+	1,923,180
18,715	Total Banks				18,856,364

	Consumer Finance – 6.3%

1,250	Ally Financial Inc	7.500%	9/15/20	BBB–	1,262,316
2,000	Ally Financial Inc	4.250%	4/15/21	BBB–	2,036,051
2,870	Navient Corp	5.000%	10/26/20	Ba3	2,858,147
3,250	Springleaf Finance Corp	8.250%	12/15/20	BB–	3,357,250
9,370	Total Consumer Finance				9,513,764

	Containers & Packaging – 0.3%

450	Graphic Packaging International LLC	4.750%	4/15/21	BB+	455,670

	Diversified Financial Services – 1.6%

2,375	Park Aerospace Holdings Ltd, 144A	3.625%	3/15/21	BBB–	2,343,668

	Electric Utilities – 1.3%

2,000	Eskom Holdings SOC Ltd, 144A	5.750%	1/26/21	BBB+	1,902,600

	Energy Equipment & Services – 0.1%

1,500	Pride International LLC	6.875%	8/15/20	D	120,000

	Hotels, Restaurants & Leisure – 2.1%

3,170	Yum! Brands Inc	3.875%	11/01/20	B+	3,170,000

	Household Durables – 5.0%

1,750	Lennar Corp	2.950%	11/29/20	BBB–	1,751,925
3,080	Lennar Corp	8.375%	1/15/21	BBB–	3,179,546
2,500	PulteGroup Inc	4.250%	3/01/21	BBB–	2,525,000
7,330	Total Household Durables				7,456,471

	Insurance – 0.6%

1,000	Genworth Holdings Inc	7.200%	2/15/21	B–	935,000

	Internet & Direct Marketing Retail – 2.3%

3,370	Netflix Inc	5.375%	2/01/21	BB–	3,445,825

JHY	Nuveen High Income 2020 Target Term Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.7%

$1,000	Gold Fields Orogen Holdings BVI Ltd, 144A	4.875%	10/07/20	Baa3	$1,002,000

	Mortgage Real Estate Investment Trust – 2.0%

3,000	Starwood Property Trust Inc	3.625%	2/01/21	Ba3	2,947,500

	Oil, Gas & Consumable Fuels – 3.8%

500	Occidental Petroleum Corp	4.100%	2/01/21	BB+	502,000
980	Petrobras Global Finance BV	5.375%	1/27/21	Ba2	997,150
2,250	Petroleos Mexicanos	5.500%	1/21/21	BBB	2,244,375
2,000	QEP Resources Inc	6.875%	3/01/21	B+	1,910,000
5,730	Total Oil, Gas & Consumable Fuels				5,653,525

	Software – 0.3%

525	NortonLifeLock Inc	4.200%	9/15/20	BB–	525,525

	Specialty Retail – 9.6%

7,500	Ford Motor Credit Co LLC	2.343%	11/02/20	BB+	7,443,750
3,878	L Brands Inc	6.625%	4/01/21	B+	3,994,340
2,990	Penske Automotive Group Inc	3.750%	8/15/20	Ba3	2,989,103
14,368	Total Specialty Retail				14,427,193

	Technology Hardware, Storage & Peripherals – 1.7%

2,528	Xerox Corp	2.750%	9/01/20	BB+	2,521,680

	Trading Companies & Distributors – 1.2%

1,782	Aircastle Ltd	5.125%	3/15/21	BBB	1,789,150

	Wireless Telecommunication Services – 2.7%

4,000	Sprint Communications Inc	7.000%	8/15/20	BB+	4,017,160
$88,963	Total Corporate Bonds (cost $89,455,778)				87,760,382

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.9% (3.1% of Total Investments)

	Argentina – 0.1%

$210	Argentine Republic Government International Bond	6.875%	4/22/21	D	$87,885

	Honduras – 0.3%

500	Honduras Government International Bond, 144A	8.750%	12/16/20	BB–	508,500

	Nigeria – 0.8%

1,250	Nigeria Government International Bond, 144A	6.750%	1/28/21	B	1,264,000

	Turkey – 1.7%

2,500	Turkey Government International Bond	5.625%	3/30/21	BB–	2,541,375
$4,460	Total Sovereign Debt (cost $4,506,453)				4,401,760

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.8% (1.8% of Total Investments)

	Independent Power & Renewable Electricity Producers – 1.7%

$2,500	NextEra Energy Partners LP, 144A	1.500%	9/15/20	N/R	$2,565,525

	Mortgage Real Estate Investment Trust – 0.1%

150	Colony Capital Inc	3.875%	1/15/21	N/R	141,083
$2,650	Total Convertible Bonds (cost $2,603,821)				2,706,608
	Total Long-Term Investments (cost $96,566,052)				94,868,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 35.6% (36.0% of Total Investments)

	COMMERCIAL PAPER – 32.0% (32.3% of Total Investments)

	Banks – 2.0%

$3,000	Credit Agricole Corporate and Investment Bank/New York	0.220%	10/28/20	$2,997,818

	Diversified Financial Services – 26.0%

3,000	Chariot Funding LLC, 144A	0.250%	10/30/20	2,997,479
3,000	Ciesco LLC, 144A	0.260%	10/30/20	2,997,378
3,000	Cornell University	0.200%	10/15/20	2,998,233
3,000	Crown Point Capital Co LLC, 144A	0.300%	10/22/20	2,997,175
3,000	Great Bridge Capital Co LLC, 144A	0.270%	10/28/20	2,997,323
3,000	Halkin Finance LLC, 144A	0.260%	10/28/20	2,997,423
3,000	Kells Funding LLC, 144A	0.270%	10/16/20	2,997,593
3,000	MetLife Short Term Funding LLC, 144A	0.210%	10/30/20	2,997,883
3,000	Mountcliff Funding LLC, 144A	0.300%	9/18/20	2,998,025
3,000	Old Line Funding LLC, 144A	0.230%	10/05/20	2,998,160
3,000	Private Export Funding Corp	0.200%	10/30/20	2,997,983
3,000	Sheffield Receivables Co LLC, 144A	0.300%	10/26/20	2,997,075
3,000	Thunder Bay Funding LLC, 144A	0.260%	10/26/20	2,997,465
39,000	Total Diversified Financial Services			38,969,195

	Oil, Gas & Consumable Fuels – 2.0%

3,000	Exxon Mobil Corp	0.228%	10/06/20	2,998,156

	Thrifts & Mortgage Finance – 2.0%

3,000	Columbia Funding Co LLC, 144A	0.290%	10/07/20	2,997,632
$48,000	Total Commercial Paper (cost $47,962,801)			47,962,801

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	REPURCHASE AGREEMENTS – 3.6% (3.7% of Total Investments)

$5,423	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $5,423,354, collateralized by 4,920,000 U.S. Treasury Notes, 2.625%, due 12/31/25, value $5,531,925	0.000%	7/01/20	$5,423,354
	Total Short-Term Investments (cost $53,386,155)			53,386,155
	Total Investments (cost $149,952,207) – 101.0%			148,254,905
	Other Assets Less Liabilities – 1.0%			1,442,124
	Net Assets Applicable to Common Shares – 100%			$149,697,029

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JHB	Nuveen Corporate Income November 2021 Target Term Fund (formerly Nuveen High Income November 2021 Target Term Fund) Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 84.6% (100.0% of Total Investments)

	CORPORATE BONDS – 77.4% (91.5% of Total Investments)

	Aerospace & Defense – 0.4%

$2,750	Bombardier Inc, 144A	5.750%	3/15/22	B	$2,029,638

	Airlines – 1.4%

3,019	Air Canada, 144A	7.750%	4/15/21	Ba3	3,019,000
714	American Airlines 2013-2 Class B Pass Through Trust, 144A	5.600%	7/15/20	BB–	713,996
18	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	BB+	14,817
2,440	United Airlines Holdings Inc	6.000%	12/01/20	BB–	2,421,700
6,700	Virgin Australia Holdings Ltd, 144A	7.875%	10/15/21	C	1,099,470
12,891	Total Airlines				7,268,983

	Auto Components – 0.4%

2,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.250%	2/01/22	BB+	2,005,000

	Automobiles – 1.8%

5,055	Ford Motor Credit Co LLC	3.339%	3/28/22	BB+	4,889,196
4,945	Ford Motor Credit Co LLC, (3-Month LIBOR reference rate + 1.270% spread), (3)	1.576%	3/28/22	BB+	4,623,842
10,000	Total Automobiles				9,513,038

	Banks – 2.4%

2,000	Banco Nacional de Costa Rica, 144A	5.875%	4/25/21	B2	1,990,020
7,410	CIT Group Inc	4.125%	3/09/21	BBB–	7,422,745
1,100	Ukreximbank Via Biz Finance PLC, 144A	9.625%	4/27/22	B	1,115,070
1,844	UniCredit SpA, 144A	3.750%	4/12/22	Baa1	1,892,085
12,354	Total Banks				12,419,920

	Chemicals – 1.5%

1,353	CF Industries Inc, 144A	3.400%	12/01/21	Baa2	1,379,542
2,475	Methanex Corp	5.250%	3/01/22	Ba1	2,434,781
3,545	WR Grace & Co-Conn, 144A	5.125%	10/01/21	BB+	3,732,885
7,373	Total Chemicals				7,547,208

	Commercial Services & Supplies – 2.2%

11,025	ADT Security Corp	6.250%	10/15/21	BB–	11,355,750

	Construction & Engineering – 0.4%

2,100	AECOM Global II LLC / URS Fox US LP	5.000%	4/01/22	B+	2,136,750

	Consumer Finance – 3.3%

4,585	Ally Financial Inc	4.125%	2/13/22	BBB–	4,714,428
2,100	Navient Corp	6.625%	7/26/21	Ba3	2,058,000
6,225	Navient Corp	7.250%	1/25/22	Ba3	6,240,562
995	SLM Corp	5.125%	4/05/22	BB+	985,050
3,000	Springleaf Finance Corp	7.750%	10/01/21	BB–	3,121,350
16,905	Total Consumer Finance				17,119,390

	Containers & Packaging – 2.6%

120	Graphic Packaging International LLC	4.750%	4/15/21	BB+	121,512
3,174	Owens-Brockway Glass Container Inc, 144A	5.000%	1/15/22	B1	3,174,000
10,420	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	4.719%	7/15/21	B+	10,341,850
13,714	Total Containers & Packaging				13,637,362

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.1%

$2,798	Park Aerospace Holdings Ltd, 144A	3.625%	3/15/21	BBB–	$2,761,088
4,280	PHH Corp	6.375%	8/15/21	N/R	2,717,800
7,078	Total Diversified Financial Services				5,478,888

	Diversified Telecommunication Services – 3.1%

11,195	CenturyLink Inc	5.800%	3/15/22	BB	11,502,862
4,250	Cogent Communications Group Inc, 144A	5.375%	3/01/22	Ba3	4,372,188
15,445	Total Diversified Telecommunication Services				15,875,050

	Electric Utilities – 1.0%

3,625	Eskom Holdings SOC Ltd, 144A	5.750%	1/26/21	BBB+	3,448,462
2,000	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	1,980,020
5,625	Total Electric Utilities				5,428,482

	Electronic Equipment, Instruments & Components – 1.3%

6,647	Anixter Inc	5.125%	10/01/21	BBB–	6,996,632

	Energy Equipment & Services – 0.5%

3,200	Nabors Industries Inc	4.625%	9/15/21	B3	2,495,040

	Food & Staples Retailing – 0.2%

85	Smithfield Foods Inc, 144A	2.650%	10/03/21	BBB	84,064
1,010	Smithfield Foods Inc, 144A	3.350%	2/01/22	BBB	1,002,238
1,095	Total Food & Staples Retailing				1,086,302

	Health Care Providers & Services – 1.1%

310	Fresenius Medical Care US Finance II Inc, 144A	5.875%	1/31/22	BBB	329,037
5,000	Tenet Healthcare Corp	8.125%	4/01/22	B–	5,250,000
5,310	Total Health Care Providers & Services				5,579,037

	Hotels, Restaurants & Leisure – 3.0%

4,237	International Game Technology PLC, 144A	6.250%	2/15/22	BB	4,276,722
5,000	MGM Resorts International	7.750%	3/15/22	BB	5,086,000
3,200	Yum! Brands Inc	3.875%	11/01/20	B+	3,200,000
2,900	Yum! Brands Inc	3.750%	11/01/21	B+	2,921,750
15,337	Total Hotels, Restaurants & Leisure				15,484,472

	Household Durables – 6.1%

5,460	KB Home	7.000%	12/15/21	BB	5,708,703
2,500	Lennar Corp	4.750%	4/01/21	BBB–	2,530,200
1,250	Lennar Corp	6.250%	12/15/21	BBB–	1,290,625
450	Lennar Corp	4.125%	1/15/22	BBB–	455,625
5,205	Meritage Homes Corp	7.000%	4/01/22	BB	5,478,262
4,375	New Home Co Inc	7.250%	4/01/22	B–	4,068,750
5,000	Newell Brands Inc	3.650%	4/01/21	BB+	4,975,000
4,525	PulteGroup Inc	4.250%	3/01/21	BBB–	4,570,250
500	Toll Brothers Finance Corp	5.875%	2/15/22	BBB–	520,740
2,250	TRI Pointe Group Inc	4.875%	7/01/21	BB–	2,325,938
31,515	Total Household Durables				31,924,093

	Independent Power & Renewable Electricity Producers – 0.7%

3,604	DPL Inc	7.250%	10/15/21	Ba1	3,829,250

	Insurance – 1.1%

5,897	Genworth Holdings Inc	7.625%	9/24/21	B–	5,521,656

	Internet & Direct Marketing Retail – 1.3%

6,655	Netflix Inc	5.500%	2/15/22	BB–	6,939,501

JHB	Nuveen Corporate Income November 2021 Target Term Fund (continued) (formerly Nuveen High Income November 2021 Target Term Fund)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.4%

$1,850	CNH Industrial Capital LLC	3.875%	10/15/21	BBB	$1,896,059

	Media – 7.7%

5,770	CSC Holdings LLC	6.750%	11/15/21	B	6,056,826
6,985	DISH DBS Corp	6.750%	6/01/21	B2	7,115,969
11,000	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB–	10,969,200
10,250	TEGNA Inc, 144A	4.875%	9/15/21	BB–	10,260,250
6,425	Urban One Inc, 144A	7.375%	4/15/22	B2	5,718,250
40,430	Total Media				40,120,495

	Metals & Mining – 4.8%

2,000	Anglo American Capital PLC, 144A	4.125%	4/15/21	BBB	2,033,720
2,000	Century Aluminum Co, 144A	7.500%	6/01/21	B	2,001,600
5,534	Freeport-McMoRan Inc	3.550%	3/01/22	Ba1	5,534,000
1,500	Glencore Finance Canada Ltd, 144A	4.950%	11/15/21	BBB+	1,565,520
3,200	Gold Fields Orogen Holdings BVI Ltd, 144A	4.875%	10/07/20	Baa3	3,206,400
3,825	Howmet Aerospace Inc	5.870%	2/23/22	BBB–	4,016,250
3,250	Petra Diamonds US Treasury PLC, 144A, (4)	7.250%	5/01/22	D	1,267,500
5,324	Teck Resources Ltd	4.750%	1/15/22	BBB–	5,536,960
26,633	Total Metals & Mining				25,161,950

	Mortgage Real Estate Investment Trust – 3.0%

7,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.875%	8/01/21	BB+	6,930,000
9,000	Starwood Property Trust Inc	5.000%	12/15/21	Ba3	8,730,000
16,000	Total Mortgage Real Estate Investment Trust				15,660,000

	Oil, Gas & Consumable Fuels – 8.9%

3,750	Antero Resources Corp	5.375%	11/01/21	B	3,468,750
6,250	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.625%	1/15/22	B–	5,968,750
4,500	Denbury Resources Inc, 144A	9.000%	5/15/21	B	1,743,750
2,172	Newfield Exploration Co	5.750%	1/30/22	BBB-	2,176,205
3,000	Occidental Petroleum Corp	2.600%	8/13/21	BB+	2,931,870
4,475	Peabody Energy Corp, 144A	6.000%	3/31/22	BB–	2,908,750
2,000	Petrobras Global Finance BV	5.375%	1/27/21	Ba2	2,035,000
2,000	Petrobras Global Finance BV	8.375%	5/23/21	Ba2	2,095,000
3,000	Petroleos Mexicanos	4.875%	1/24/22	BBB	2,971,410
4,000	Petroleos Mexicanos	5.375%	3/13/22	BBB	3,990,000
5,000	QEP Resources Inc	6.875%	3/01/21	B+	4,775,000
2,059	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	2,194,277
4,000	Southwestern Energy Co	4.100%	3/15/22	BB	3,818,400
5,000	WPX Energy Inc	6.000%	1/15/22	BBB–	5,025,000
51,206	Total Oil, Gas & Consumable Fuels				46,102,162

	Pharmaceuticals – 1.9%

3,750	Teva Pharmaceutical Finance Co BV	3.650%	11/10/21	BB	3,724,500
6,199	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	BBB	6,192,491
9,949	Total Pharmaceuticals				9,916,991

	Real Estate Management & Development – 1.0%

2,900	China Evergrande Group, Reg S	8.250%	3/23/22	B2	2,671,355
2,000	RKPF Overseas 2019 B Ltd, Reg S	7.750%	4/18/21	BB–	2,045,760
451	Service Properties Trust	4.250%	2/15/21	BB+	451,056
5,351	Total Real Estate Management & Development				5,168,171

	Semiconductors & Semiconductor Equipment – 0.7%

850	Microchip Technology Inc	3.922%	6/01/21	Baa3	866,565
2,535	NXP BV / NXP Funding LLC, 144A	4.125%	6/01/21	BBB	2,610,628
3,385	Total Semiconductors & Semiconductor Equipment				3,477,193

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 2.6%

$7,000	Foot Locker Inc	8.500%	1/15/22	BB+	$7,280,000
3,755	L Brands Inc	6.625%	4/01/21	B+	3,867,650
448	L Brands Inc	5.625%	2/15/22	B+	437,920
1,750	Penske Automotive Group Inc	3.750%	8/15/20	Ba3	1,749,475
12,953	Total Specialty Retail				13,335,045

	Technology Hardware, Storage & Peripherals – 1.5%

7,938	Dell International LLC / EMC Corp, 144A	5.875%	6/15/21	BB+	7,940,381

	Thrifts & Mortgage Finance – 0.6%

3,280	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	3/15/22	Ba2	3,116,000

	Trading Companies & Distributors – 3.2%

5,000	Aircastle Ltd	5.500%	2/15/22	BBB	5,046,778
6,475	Fly Leasing Ltd	6.375%	10/15/21	BB	5,892,250
5,500	Fortress Transportation and Infrastructure Investors LLC, 144A	6.750%	3/15/22	Ba3	5,282,530
325	WESCO Distribution Inc	5.375%	12/15/21	BB–	325,325
17,300	Total Trading Companies & Distributors				16,546,883

	Wireless Telecommunication Services – 4.2%

6,675	Hughes Satellite Systems Corp	7.625%	6/15/21	BB	6,875,250
3,000	MTN Mauritius Investments Ltd, 144A	5.373%	2/13/22	Ba1	3,047,700
1,475	Sprint Communications Inc	9.250%	4/15/22	N/R	1,629,875
4,375	Sprint Corp	7.250%	9/15/21	BB+	4,586,531
5,429	T-Mobile USA Inc	4.000%	4/15/22	BB+	5,559,405
20,954	Total Wireless Telecommunication Services				21,698,761
$415,749	Total Corporate Bonds (cost $418,504,131)				401,811,533

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.6% (4.3% of Total Investments)

	Argentina – 0.1%

$600	Argentine Republic Government International Bond	6.875%	4/22/21	D	$251,100

	Egypt – 1.3%

6,750	Egypt Government International Bond, 144A	6.125%	1/31/22	B+	6,912,810

	Honduras – 0.7%

1,500	Honduras Government International Bond, 144A	8.750%	12/16/20	BB–	1,525,500
2,000	Honduras Government International Bond, Reg S	8.750%	12/16/20	BB–	2,034,000
3,500	Total Honduras				3,559,500

	Nigeria – 0.3%

1,750	Nigeria Government International Bond, 144A	6.750%	1/28/21	B	1,769,600

	Sri Lanka – 0.5%

3,500	Sri Lanka Government International Bond, 144A	5.750%	1/18/22	B2	2,764,985

	Turkey – 0.7%

3,625	Turkey Government International Bond	5.125%	3/25/22	BB–	3,629,531
$19,725	Total Sovereign Debt (cost $20,053,970)				18,887,526

JHB	Nuveen Corporate Income November 2021 Target Term Fund (continued) (formerly Nuveen High Income November 2021 Target Term Fund)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.7% (3.1% of Total Investments) (5)

	Commercial Services & Supplies – 1.3%

$6,925	Granite Acquisition Inc., Term Loan B	4.950%	3-Month LIBOR	3.500%	12/17/21	B+	$6,813,644

	Health Care Providers & Services – 0.5%

2,443	Acadia Healthcare, Inc., Term Loan B3	2.678%	1-Month LIBOR	2.500%	2/11/22	Ba3	2,400,370

	Specialty Retail – 0.9%

4,852	Petsmart Inc., Term Loan B, First Lien	4.000%	3-Month LIBOR	4.000%	3/11/22	B	4,801,647
$14,220	Total Variable Rate Senior Loan Interests (cost $14,119,155)						14,015,661

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.9% (1.1% of Total Investments)

	Interactive Media & Services – 0.9%

$5,000	Twitter Inc			1.000%	9/15/21	N/R	$4,892,615
$5,000	Total Convertible Bonds (cost $4,903,795)						4,892,615
	Total Long-Term Investments (cost $457,581,051)						439,607,335
	Borrowings – (5.2)% (7), (8)						(27,000,000)
	Other Assets Less Liabilities – 20.6%						106,860,001
	Net Assets Applicable to Common Shares – 100%						$519,467,336

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Borrowings as a percentage of Total Investments is 6.1%.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JHAA	Nuveen Corporate Income 2023 Target Term Fund (formerly Nuveen High Income 2023 Target Term Fund) Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 120.7% (93.4% of Total Investments)

	CORPORATE BONDS – 84.7% (65.7% of Total Investments)

	Aerospace & Defense – 0.6%

$600	Bombardier Inc, 144A	6.125%	1/15/23	B	$412,680

	Air Freight & Logistics – 1.7%

1,200	XPO Logistics Inc, 144A	6.125%	9/01/23	BB–	1,215,000

	Airlines – 1.1%

1,000	United Airlines Holdings Inc	5.000%	2/01/24	BB–	813,750

	Auto Components – 1.4%

975	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.750%	2/01/24	BB+	982,313

	Automobiles – 1.6%

375	Fiat Chrysler Automobiles NV	5.250%	4/15/23	BBB–	387,450
800	Ford Motor Credit Co LLC	5.584%	3/18/24	BB+	807,760
1,175	Total Automobiles				1,195,210

	Chemicals – 5.5%

600	Blue Cube Spinco LLC	9.750%	10/15/23	BB–	618,000
800	Chemours Co	6.625%	5/15/23	B1	768,000
1,525	NOVA Chemicals Corp, 144A	4.875%	6/01/24	BB–	1,422,062
1,200	OCI NV, 144A	6.625%	4/15/23	BB	1,206,000
4,125	Total Chemicals				4,014,062

	Commercial Services & Supplies – 2.7%

1,475	ADT Security Corp	4.125%	6/15/23	BB–	1,478,687
250	Pitney Bowes Inc	4.625%	3/15/24	BB	175,000
400	Pitney Bowes Inc	5.700%	4/01/23	BB	296,000
2,125	Total Commercial Services & Supplies				1,949,687

	Communications Equipment – 1.0%

750	CommScope Inc, 144A	5.500%	3/01/24	Ba3	757,500

	Construction Materials – 0.6%

422	CEMEX Finance LLC, 144A	6.000%	4/01/24	BB	417,653

	Consumer Finance – 3.0%

800	Navient Corp	7.250%	9/25/23	Ba3	781,912
1,300	Springleaf Finance Corp	8.250%	10/01/23	BB–	1,391,000
2,100	Total Consumer Finance				2,172,912

	Containers & Packaging – 3.3%

250	Berry Global Inc	5.125%	7/15/23	BB	251,433
500	OI European Group BV, 144A	4.000%	3/15/23	Ba3	492,465
750	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144A	5.125%	7/15/23	B+	758,827
850	Sealed Air Corp, 144A	5.250%	4/01/23	BB+	888,641
2,350	Total Containers & Packaging				2,391,366

	Diversified Financial Services – 2.8%

900	Comunicaciones Celulares SA Via Comcel Trust, 144A	6.875%	2/06/24	Ba1	920,403
300	Park Aerospace Holdings Ltd, 144A	4.500%	3/15/23	BBB–	273,694

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued) (formerly Nuveen High Income 2023 Target Term Fund)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$350	Park Aerospace Holdings Ltd, 144A	5.500%	2/15/24	BBB–	$320,194
500	PetSmart Inc, 144A	7.125%	3/15/23	CCC+	493,040
2,050	Total Diversified Financial Services				2,007,331

	Diversified Telecommunication Services – 1.5%

1,000	CenturyLink Inc	6.750%	12/01/23	BB	1,074,790

	Electric Utilities – 2.9%

1,500	Pacific Gas and Electric Co	1.750%	6/16/22	BBB–	1,502,340
600	TerraForm Power Operating LLC, 144A	4.250%	1/31/23	BB	603,000
2,100	Total Electric Utilities				2,105,340

	Energy Equipment & Services – 0.6%

1,000	Nabors Industries Inc	5.100%	9/15/23	B3	460,000

	Equity Real Estate Investment Trust – 3.0%

750	GLP Capital LP / GLP Financing II Inc	5.375%	11/01/23	BBB–	798,300
800	iStar Inc	5.250%	9/15/22	BB	776,000
600	MPT Operating Partnership LP / MPT Finance Corp	5.500%	5/01/24	BBB–	609,000
2,150	Total Equity Real Estate Investment Trust				2,183,300

	Food Products – 1.7%

1,250	MARB BondCo PLC, 144A	7.000%	3/15/24	BB–	1,251,738

	Gas Utilities – 2.4%

900	AmeriGas Partners LP / AmeriGas Finance Corp	5.625%	5/20/24	BB	933,480
825	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	816,750
1,725	Total Gas Utilities				1,750,230

	Health Care Providers & Services – 4.4%

750	CHS/Community Health Systems Inc, 144A	8.625%	1/15/24	B–	733,410
500	HCA Inc	5.875%	5/01/23	Ba2	541,250
850	MEDNAX Inc, 144A	5.250%	12/01/23	B+	845,750
500	Molina Healthcare Inc	5.375%	11/15/22	BB–	510,000
600	Tenet Healthcare Corp	6.750%	6/15/23	B–	595,500
3,200	Total Health Care Providers & Services				3,225,910

	Hotels, Restaurants & Leisure – 4.2%

750	1011778 BC ULC / New Red Finance Inc, 144A	4.250%	5/15/24	BB+	751,328
750	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	764,062
1,000	MGM Resorts International	6.000%	3/15/23	BB	1,010,000
600	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	4.250%	5/30/23	BB–	564,000
3,100	Total Hotels, Restaurants & Leisure				3,089,390

	Household Durables – 5.2%

1,250	KB Home	7.625%	5/15/23	BB	1,361,600
650	Lennar Corp	4.875%	12/15/23	BBB–	685,750
785	Taylor Morrison Communities Inc / Taylor Morrison Holdings II Inc, 144A	5.625%	3/01/24	BB	804,625
900	Toll Brothers Finance Corp	5.625%	1/15/24	BBB–	963,000
3,585	Total Household Durables				3,814,975

	Independent Power & Renewable Electricity Producers – 1.0%

475	Calpine Corp	5.500%	2/01/24	BB–	475,000
250	Pattern Energy Group Inc, 144A	5.875%	2/01/24	BB–	251,250
725	Total Independent Power & Renewable Electricity Producers				726,250

	Insurance – 1.1%
400	Acrisure LLC / Acrisure Finance Inc, 144A	8.125%	2/15/24	B	415,880

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$500	Genworth Holdings Inc	4.900%	8/15/23	B–	$400,000
900	Total Insurance				815,880

	Leisure Products – 0.6%

500	Mattel Inc	3.150%	3/15/23	B	470,920

	Machinery – 0.7%

750	Apex Tool Group LLC / BC Mountain Finance Inc, 144A	9.000%	2/15/23	CCC	541,875

	Media – 2.6%

850	AMC Networks Inc	5.000%	4/01/24	BB	841,500
375	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.000%	3/01/23	BB+	375,938
600	CSC Holdings LLC	5.250%	6/01/24	B	637,122
1,825	Total Media				1,854,560

	Metals & Mining – 6.0%

850	Commercial Metals Co	4.875%	5/15/23	BB+	856,375
650	Constellium SE, 144A	5.750%	5/15/24	B	650,000
1,250	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B–	1,178,125
1,125	FMG Resources August 2006 Pty Ltd, 144A	5.125%	5/15/24	BB+	1,158,750
500	Freeport-McMoRan Inc	3.875%	3/15/23	Ba1	500,650
4,375	Total Metals & Mining				4,343,900

	Oil, Gas & Consumable Fuels – 11.0%

500	Antero Resources Corp	5.125%	12/01/22	B	361,250
300	Buckeye Partners LP	4.150%	7/01/23	BB	291,840
500	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	465,000
225	Continental Resources, Inc	4.500%	4/15/23	BBB–	214,925
455	Denbury Resources Inc, 144A	7.750%	2/15/24	B	172,900
250	Energy Transfer Operating LP	5.875%	1/15/24	BBB–	279,604
500	EnLink Midstream Partners LP	4.400%	4/01/24	BB+	415,250
500	EQM Midstream Partners LP	4.750%	7/15/23	BB	504,375
1,000	Genesis Energy LP / Genesis Energy Finance Corp	6.000%	5/15/23	B+	900,000
1,000	NAK Naftogaz Ukraine via Kondor Finance PLC	7.375%	7/19/22	B	992,487
500	Occidental Petroleum Corp	2.700%	2/15/23	BB+	455,625
1,000	Petroleos Mexicanos	4.875%	1/18/24	BBB	960,000
500	QEP Resources Inc	5.250%	5/01/23	B+	330,000
1,000	SM Energy Co	5.000%	1/15/24	B–	540,000
1,100	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	1,083,500
9,330	Total Oil, Gas & Consumable Fuels				7,966,756

	Pharmaceuticals – 3.4%

1,125	Bausch Health Cos Inc, 144A	7.000%	3/15/24	BB	1,167,187
1,300	Teva Pharmaceutical Finance Netherlands III BV	6.000%	4/15/24	BB	1,335,750
2,425	Total Pharmaceuticals				2,502,937

	Real Estate Management & Development – 0.8%

600	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	4.875%	6/01/23	CCC+	561,000

	Road & Rail – 1.4%

1,250	Avis Budget Car Rental LLC / Avis Budget Finance Inc, 144A	6.375%	4/01/24	B	1,026,563

	Specialty Retail – 1.6%

1,000	L Brands Inc	5.625%	10/15/23	B+	945,080
250	Penske Automotive Group Inc	3.750%	8/15/20	Ba3	249,925
1,250	Total Specialty Retail				1,195,005

	Technology Hardware, Storage & Peripherals – 1.0%

375	EMC Corp	3.375%	6/01/23	BB	379,312
350	NCR Corp	6.375%	12/15/23	BB–	355,688
725	Total Technology Hardware, Storage & Peripherals				735,000

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued) (formerly Nuveen High Income 2023 Target Term Fund)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.1%

$50	WESCO Distribution Inc			5.375%	12/15/21	BB–	$50,050

	Transportation Infrastructure – 1.4%

1,000	Rumo Luxembourg Sarl, 144A			7.375%	2/09/24	BB	1,051,500

	Wireless Telecommunication Services – 0.8%

525	Sprint Corp			7.875%	9/15/23	BB+	591,281
$64,212	Total Corporate Bonds (cost $63,265,403)						61,718,614

Principal Amount (000)	Description (1)	Coupon (3)	Reference Rate (3)	Spread (3)	Maturity (4)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 33.8% (26.0% of Total Investments) (3)

	Airlines – 0.7%

$594	American Airlines, Inc., Term Loan B	2.185%	1-Month LIBOR	2.000%	12/14/23	Ba3	$481,537

	Auto Components – 0.4%

298	Adient US LLC	4.253%	3-Month LIBOR	4.000%	5/06/24	Ba3	287,323

	Beverages – 0.7%

620	Chill Merger Sub Inc	4.500%	3-Month LIBOR	3.500%	3/20/24	CCC+	527,535

	Building Products – 1.5%

1,087	CHI Doors Holdings Corp	4.250%	6-Month LIBOR	3.250%	7/31/22	B	1,062,244

	Chemicals – 0.3%

248	Ineos US Finance LLC, Term Loan	2.178%	1-Month LIBOR	2.000%	3/31/24	BBB–	235,765

	Commercial Services & Supplies – 1.3%

369	Granite Acquisition Inc., Term Loan B	4.950%	3-Month LIBOR	3.500%	12/17/21	B+	363,264
641	RR Donnelley & Sons Co	5.178%	1-Month LIBOR	5.000%	1/15/24	B+	598,634
1,010	Total Commercial Services & Supplies						961,898

	Communications Equipment – 1.1%

856	Univision Communications, Inc., Term Loan C5	2.928%	1-Month LIBOR	2.750%	3/15/24	B	794,650

	Containers & Packaging – 2.6%

744	Berry Global Inc	2.177%	1-Month LIBOR	2.000%	1/19/24	BBB–	725,641
584	Flex Acquisition Co Inc	4.433%	3-Month LIBOR	3.000%	12/31/23	B	559,609
630	TricorBraun Inc	4.753%	Prime	2.750%	11/30/23	B2	608,411
1,958	Total Containers & Packaging						1,893,661

	Distributors – 1.2%

248	Atotech Alpha 3 BV	4.000%	3-Month LIBOR	3.000%	1/31/24	B2	239,523
640	Spin Holdco Inc	4.250%	3-Month LIBOR	3.250%	11/14/22	B2	614,846
888	Total Distributors						854,369

	Health Care Providers & Services – 4.2%

496	ExamWorks Group, Inc.	4.322%	3-Month LIBOR	3.250%	7/27/23	B1	486,531
999	Onex Schumacher Finance LP	5.000%	3-Month LIBOR	4.000%	7/29/22	B1	932,009
889	Pharmaceutical Product Development, Inc., Term Loan B	3.500%	1-Month LIBOR	2.500%	8/18/22	Ba2	879,702
985	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B+	760,711
3,369	Total Health Care Providers & Services						3,058,953

	Health Care Technology – 1.6%

716	Emdeon, Inc., Term Loan	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	689,696

Principal Amount (000)	Description (1)	Coupon (3)	Reference Rate (3)	Spread (3)	Maturity (4)	Ratings (2)	Value

	Health Care Technology (continued)

$500	IQVIA Inc	2.500%	1-Month LIBOR	1.750%	3/07/24	BBB–	$486,250
1,216	Total Health Care Technology						1,175,946

	Hotels, Restaurants & Leisure – 1.8%

720	Boyd Gaming Corporation, Refinancing Term Loan B	2.359%	1-Week LIBOR	2.250%	9/15/23	BB–	680,521
298	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	271,612
492	Travel Leaders Group LLC	4.184%	1-Month LIBOR	4.000%	1/25/24	B–	335,182
1,510	Total Hotels, Restaurants & Leisure						1,287,315

	Household Durables – 0.9%

640	Wilsonart LLC	4.250%	3-Month LIBOR	3.250%	12/19/23	B+	618,898

	Household Products – 0.7%

497	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.928%	1-Month LIBOR	2.750%	2/05/23	B+	476,487

	Independent Power & Renewable Electricity Producers – 0.4%

295	Calpine Corporation, Term Loan B5	2.430%	1-Month LIBOR	2.250%	1/15/24	BB+	285,861

	Insurance – 1.4%

397	Asurion LLC, Term Loan B6	3.178%	1-Month LIBOR	3.000%	11/03/23	Ba3	385,071
640	USI Holdings Corporation, Intial Term Loan	3.174%	3-Month LIBOR	3.000%	5/16/24	B	609,400
1,037	Total Insurance						994,471

	Internet & Direct Marketing Retail – 1.3%

985	CNT Holdings III Corp	4.080%	3-Month LIBOR	3.000%	1/22/23	B1	962,696

	IT Services – 0.8%

640	Tempo Acquisition LLC, Term Loan B	2.928%	1-Month LIBOR	2.750%	5/01/24	B1	610,097

	Machinery – 1.7%

448	Blount International Inc	4.750%	1-Month LIBOR	3.750%	4/12/23	B1	436,955
839	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	811,182
1,287	Total Machinery						1,248,137

	Media – 2.8%

961	Array Canada Inc	6.000%	3-Month LIBOR	5.000%	2/10/23	CCC+	504,412
247	CDS US Intermediate Holdings Inc, (5)	6.500%	3-Month LIBOR	5.500%	7/08/22	C	116,655
750	Gray Television, Inc., Term Loan B2	2.423%	1-Month LIBOR	2.250%	2/07/24	BB+	728,812
145	Nexstar Broadcasting, Inc., Term Loan B3	2.423%	1-Month LIBOR	2.250%	1/17/24	BB	138,504
565	Nexstar Broadcasting, Inc., Term Loan B3	2.434%	1-Month LIBOR	2.250%	1/17/24	BB	538,384
2,668	Total Media						2,026,767

	Pharmaceuticals – 0.8%

596	Endo Health Solutions, Inc., Term Loan B	5.000%	1-Month LIBOR	4.250%	4/29/24	B+	565,578

	Professional Services – 1.5%

640	AlixPartners LLP	3.500%	1-Month LIBOR	2.500%	4/04/24	B+	620,541
490	CHG Healthcare Services Inc	4.072%	6-Month LIBOR	3.000%	6/07/23	B	473,966
1,130	Total Professional Services						1,094,507

	Road & Rail – 1.5%

1,227	Hertz Corp, (5)	3.510%	3-Month LIBOR	2.750%	6/30/23	N/R	1,095,650

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued) (formerly Nuveen High Income 2023 Target Term Fund)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Reference Rate (3)	Spread (3)	Maturity (4)	Ratings (2)	Value

	Software – 1.8%

$763	nThrive Inc	5.500%	1-Month LIBOR	4.500%	10/20/22	CCC+	$634,499
492	RP Crown Parent LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	10/12/23	B1	480,038
165	Sybil Software LLC	3.250%	3-Month LIBOR	2.250%	9/30/23	Ba2	162,436
1,420	Total Software						1,276,973

	Specialty Retail – 0.3%

201	Petsmart Inc., Term Loan B, First Lien	4.000%	3-Month LIBOR	4.000%	3/11/22	B	199,101

	Textiles, Apparel & Luxury Goods – 0.5%

397	Strategic Partners Acquisition Corp	4.750%	1-Month LIBOR	3.750%	6/30/23	B	373,137
$26,674	Total Variable Rate Senior Loan Interests (cost $26,278,283)						24,449,556

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.2% (1.7% of Total Investments)

	Media – 1.6%

$1,275	DISH Network Corp, 144A			2.375%	3/15/24	B1	$1,140,929

	Mortgage Real Estate Investment Trust – 0.6%

500	Blackstone Mortgage Trust Inc			4.750%	3/15/23	N/R	457,188
$1,775	Total Convertible Bonds (cost $1,625,690)						1,598,117
	Total Long-Term Investments (cost $91,169,376)						87,766,287

Principal Amount (000)	Description (1)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.6% (6.6% of Total Investments)

	REPURCHASE AGREEMENTS – 8.6% (6.6% of Total Investments)

$6,230	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $6,230,396, collateralized by 5,652,100 U.S. Treasury Notes, 2.625%, due 12/31/25, value $6,355,080			0.000%	7/01/20		$6,230,396
	Total Short-Term Investments (cost $6,230,396)						6,230,396
	Total Investments (cost $97,399,772) – 129.3%						93,996,683
	Borrowings – (33.7)% (6), (7)						(24,525,000)
	Other Assets Less Liabilities – 4.4%						3,222,051
	Net Assets Applicable to Common Shares – 100%						$72,693,734

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(4)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Borrowings as a percentage of Total Investments is 26.1%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

	JHY	JHB	JHAA
Assets
Long-term investments, at value (cost $96,566,052, $457,581,051, and $91,169,376, respectively)	$94,868,750	$439,607,335	$87,766,287
Short-term investments, at value (cost approximates value)	53,386,155	—	6,230,396
Cash	—	88,432,709	112,874
Receivable for:
Interest	1,428,976	6,506,357	1,125,711
Investments sold	290,576	14,045,193	2,416,304
Reclaims	—	3,945	—
Other assets	4,297	28,627	4,266
Total assets	149,978,754	548,624,166	97,655,838
Liabilities
Borrowings	—	27,000,000	24,525,000
Payable for Dividends	145,856	1,700,074	326,377
Accrued expenses:
Interest	—	32,559	17,302
Management fees	80,597	294,523	54,034
Trustees fees	917	23,400	511
Other	54,355	106,274	38,880
Total liabilities	281,725	29,156,830	24,962,104
Net Assets applicable to common shares outstanding	$149,697,029	$519,467,336	$72,693,734
Common shares outstanding	15,799,123	55,900,049	7,824,424
Net asset value ("NAV") per common share outstanding	$9.48	$9.29	$9.29
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$157,991	$559,000	$78,244
Paid-in-surplus	155,127,453	548,650,897	76,978,199
Total distributable earnings	(5,588,415)	(29,742,561)	(4,362,709)
Net assets applicable to common shares	$149,697,029	$519,467,336	$72,693,734
Authorized Shares	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

(Unaudited)

	JHY	JHB	JHAA
Investment Income	$2,924,331	$14,396,502	$2,802,857
Expenses
Management fees	551,106	2,052,659	330,519
Interest expense	214,531	1,053,226	233,240
Custodian fees	19,482	43,426	38,130
Trustees fees	2,121	7,733	1,184
Professional fees	22,540	28,680	20,921
Shareholder reporting expenses	17,031	38,111	8,195
Shareholder servicing agent fees	72	62	72
Stock exchange listing fees	3,332	7,582	3,311
Investor relations expenses	5,172	18,935	3,023
Other	6,183	9,562	20,446
Total expenses	841,570	3,259,976	659,041
Net investment income (loss)	2,082,761	11,136,526	2,143,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(3,972,091)	(13,249,480)	(1,777,474)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,597,944)	(23,128,270)	(6,485,114)
Net realized and unrealized gain (loss)	(5,570,035)	(36,377,750)	(8,262,588)
Net increase (decrease) in net assets applicable to common shares from operations	$(3,487,274)	$(25,241,224)	$(6,118,772)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JHY		JHB		JHAA
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19
Net investment income (loss)	$2,082,761	$6,192,482	$11,136,526	$27,472,182	$2,143,816	$4,846,976
Net realized gain (loss) from investments and foreign currency	(3,972,091)	(701,736)	(13,249,480)	(2,158,045)	(1,777,474)	544,376
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,597,944)	5,431,542	(23,128,270)	29,409,255	(6,485,114)	3,082,025
Net increase (decrease) in net assets applicable to common shares from operations	(3,487,274)	10,922,288	(25,241,224)	54,723,392	(6,118,772)	8,473,377
Distributions to Common Shareholders
Dividends	(1,414,022)	(6,045,634)	(12,605,158)	(28,383,686)	(2,276,192)	(4,469,676)
Decrease in net assets applicable to common shares from distributions to common shares	(1,414,022)	(6,045,634)	(12,605,158)	(28,383,686)	(2,276,192)	(4,469,676)
Capital Share Transactions
Proceeds from common sale of shares, net of offering costs	—	—	—	—	—	7,917,202
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	212,395	141,156	141,179	60,567	65,058
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	212,395	141,156	141,179	60,567	7,892,260
Net increase (decrease) in net assets applicable to common shares	(4,901,296)	5,089,049	(37,705,226)	26,480,885	(8,334,397)	11,985,961
Net assets applicable to common shares at the beginning of period	154,598,325	149,509,276	557,172,562	530,691,677	81,028,131	69,042,170
Net assets applicable to common shares at the end of period	$149,697,029	$154,598,325	$519,467,336	$557,172,562	$72,693,734	$81,028,131

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2020

(Unaudited)

	JHY	JHB	JHAA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(3,487,274)	$(25,241,224)	$(6,118,772)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(18,729,651)	(81,134,726)	(15,963,906)
Proceeds from sales and maturities of investments	103,718,962	237,545,068	21,499,356
Proceeds from (Purchase of) short-term investments, net	(30,302,041)	—	1,319,169
Taxes paid	(34,776)	(246,423)	(28,554)
Amortization (Accretion) of premiums and discounts, net	801,342	1,836,223	(187,693)
(Increase) Decrease in:
Receivable for interest	1,378,892	3,170,805	(77,320)
Receivable for investments sold	3,939,538	14,159,233	(2,396,424)
Other assets	(4,190)	(7,609)	(4,230)
Increase (Decrease) in:
Investments purchased – regular settlement	—	(1,069,709)	—
Investments purchased – when-issued/delayed-delivery settlement	—	—	(1,304,250)
Accrued interest	(8,035)	23,295	12,448
Accrued management fees	(39,611)	(119,628)	(6,189)
Accrued trustees fees	(1,674)	(5,239)	(780)
Accrued other expenses	(33,351)	(50,937)	(13,321)
Net realized (gain) loss from Investments and foreign currency	3,972,091	13,249,480	1,777,474
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,597,944	23,128,270	6,485,114
Net cash provided by (used in) operating activities	62,768,166	185,236,879	4,992,122
Cash Flow from Financing Activities:
Proceeds from reverse repurchase agreements			490,000
(Payments for) reverse repurchase agreements	—	—	(980,000)
(Repayments of) borrowings	(61,500,000)	(165,000,000)	(2,500,000)
Cash distributions paid to common shareholders	(1,268,166)	(10,763,928)	(1,889,248)
Net cash provided by (used in) financing activities	(62,768,166)	(175,763,928)	(4,879,248)
Net Increase (Decrease) in Cash	—	9,472,951	112,874
Cash at the beginning of period	—	78,959,758	—
Cash at the end of period	—	88,432,709	112,874

Supplemental Disclosure of Cash Flow Information	JHY	JHB	JHAA
Cash paid for interest (excluding costs)	$8,035	$(23,295)	$(12,448)
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	141,156	60,567

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JHY
Year Ended 12/31:
2020(h)	$9.79	$0.13	$(0.35)	$(0.22)	$(0.09)	$—	$—	$(0.09)	$—	$—		$9.48	$9.31
2019	9.48	0.39	0.30	0.69	(0.38)	—	—	(0.38)	—	—		9.79	9.77
2018	9.89	0.50	(0.41)	0.09	(0.51)	—	—	(0.51)	0.01	—	*	9.48	9.92
2017	9.75	0.62	0.13	0.75	(0.62)	—	—	(0.62)	(0.02)	0.03		9.89	9.91
2016	8.73	0.73	0.97	1.70	(0.68)	—	—	(0.68)	—	—		9.75	10.21
2015(b)	9.85	0.28	(1.09)	(0.81)	(0.28)	—	(0.01)	(0.29)	(0.02)	—		8.73	9.95

JHB
Year Ended 12/31:
2020(h)	9.97	0.20	(0.65)	(0.45)	(0.23)	—	—	(0.23)	—	—		9.29	8.93
2019	9.50	0.49	0.49	0.98	(0.51)	— *	—	(0.51)	—	—		9.97	10.01
2018	10.12	0.59	(0.62)	(0.03)	(0.57)	(0.02)	—	(0.59)	—	—		9.50	8.90
2017	9.92	0.64	0.16	0.80	(0.58)	(0.02)	—	(0.60)	—	—		10.12	9.96
2016(c)	9.85	0.17	0.06	0.23	(0.14)	(0.01)	—	(0.15)	(0.01)	—		9.92	9.88

JHAA
Year Ended 12/31:
2020(h)	10.36	0.27	(1.05)	(0.78)	(0.29)	—	—	(0.29)	—	—		9.29	9.29
2019	9.85	0.63	0.45	1.08	(0.57)	—	—	(0.57)	—	—		10.36	10.85
2018(g)	9.88	(0.01)	—	(0.01)	—	—	—	—	(0.02)	—		9.85	10.85

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JHY
Year Ended 12/31:
2020(h)	$—	$—
2019	61,500	3,514
2018	61,500	3,431
2017	44,000	4,514
2016	44,000	4,035
2015(b)	44,000	3,713

JHB
Year Ended 12/31:
2020(h)	27,000	20,240
2019	192,000	3,902
2018	190,000	3,793
2017	190,000	3,976
2016(c)	190,000	3,915

JHAA
Year Ended 12/31:
2020(h)	24,525	3,964
2019	27,025	3,998

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets(e)
Based on NAV(d)	Based on Share Price(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(2.25)%	(3.79)%	$149,697	1.13	%**	2.79	%**	14%
7.39	2.42	154,598	2.22		4.02		61
0.97	5.42	149,509	2.14		5.16		32
7.94	3.28	154,595	1.54		6.29		72
20.15	9.94	133,521	1.50		7.91		53
(8.60)	2.42	119,367	1.34	**	6.97	**	11

(4.55)	(8.57)	519,467	1.25	**	4.27	**	15
10.44	18.39	557,173	1.98		4.96		41
(0.43)	(4.99)	530,692	1.86		5.94		27
8.22	6.98	565,385	1.57		6.37		37
2.26	0.32	553,912	1.17	**	4.79	**	6

(7.49)	(11.65)	72,694	1.80	**	5.85	**	18
11.20	5.71	81,028	2.03		6.13		34
(0.30)	8.50	69,042	1.74	**	(1.74	)**	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period August 23, 2016 (commencement of operations) through December 31, 2016.
(d)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(e)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements, where applicable, (as described in Note 8 – Fund Leverage).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JHY
Year Ended 12/31:
2020(h)	0.29	%**
2019	1.18
2018	1.01
2017	0.53
2016	0.43
2015(b)	0.27	**

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JHB
Year Ended 12/31:
2020(h)	0.40	%**
2019	1.01
2018	0.92
2017	0.62
2016(c)	0.25	**

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JHAA
Year Ended 12/31:
2020(h)	0.64	%**
2019	0.99	**

(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(g)	For the period December 18, 2018 (commencement of operations) through December 31, 2018.
(h)	For the six months ended June 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY)

•	Nuveen Corporate Income November 2021 Target Term Fund (formerly Nuveen High Income November 2021 Target Term Fund) (JHB)

•	Nuveen Corporate Income 2023 Target Term Fund (formerly Nuveen High Income 2023 Target Term Fund) (JHAA)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JHY, JHB and JHAA were each organized as a Massachusetts business trust on April 13, 2015, July 13, 2015 and September 20, 2018, respectively.

Each Fund seeks to provide a high level of current income and return its original net asset value (“NAV”) per share on or about its termination date as noted in the following table.

	Original NAV Per Share	Termination Date
JHY	$9.85	November 1, 2020
JHB	$9.85	November 1, 2021
JHAA	$9.88	December 1, 2023

The end of the reporting period for the Funds is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amounts. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the termination date.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JHY	Value	% of Total Investments
Country:
United Kingdom	$4,513,437	3.0%
Turkey	4,464,555	3.0
Kazakhstan	4,084,976	2.8
Chile	4,020,034	2.7
Japan	4,017,160	2.7
South Africa	2,904,600	2.0
China	2,343,668	1.6
Mexico	2,244,375	1.5
Germany	2,000,420	1.3
Other	4,748,054	3.2
Total non-U.S. securities	$35,341,279	23.8%

Notes to Financial Statements (continued)

(Unaudited)

JHB	Value	% of Total Investments
Country:
Canada	$13,020,379	3.0%
South Africa	10,970,062	2.5
Israel	9,916,991	2.3
China	7,478,202	1.7
Mexico	6,961,410	1.6
Egypt	6,912,810	1.6
Japan	6,216,406	1.4
Italy	6,168,807	1.4
Luxembourg	6,056,827	1.4
Other	43,262,217	9.7
Total non-U.S. securities	$116,964,111	26.6%

JHAA
Country:
Canada	$2,522,669	2.7%
Brazil	2,303,238	2.4
United Arab Emirates	1,422,063	1.5
Mexico	1,377,653	1.5
Israel	1,335,750	1.4
Netherlands	1,206,000	1.3
Zambia	1,178,125	1.3
United Kingdom	1,164,733	1.2
Australia	1,158,750	1.2
Other	4,729,774	5.1
Total non-U.S. securities	$18,398,755	19.6%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts are amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed

Notes to Financial Statements (continued)

(Unaudited)

to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JHY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$87,760,382	$—	$87,760,382
Sovereign Debt	—	4,401,760	—	4,401,760
Convertible Bonds	—	2,706,608	—	2,706,608

Short-Term Investments:
Commercial Paper*	—	47,962,801	—	47,962,801
Repurchase Agreements	—	5,423,354	—	5,423,354
Total	$—	$148,254,905	$—	$148,254,905

JHB
Long-Term Investments*:
Corporate Bonds	$—	$401,811,533	$—	$401,811,533
Sovereign Debt	—	18,887,526	—	18,887,526
Variable Rate Senior Loan Interests	—	14,015,661	—	14,015,661
Convertible Bonds	—	4,892,615	—	4,892,615
Total	$—	$439,607,335	$—	$439,607,335

JHAA
Long-Term Investments*:
Corporate Bonds	$—	$61,718,614	$—	$61,718,614
Variable Rate Senior Loan Interests	—	24,449,556	—	24,449,556
Convertible Bonds	—	1,598,117	—	1,598,117

Short-Term Investments:
Repurchase Agreements	—	6,230,396	—	6,230,396
Total	$—	$93,996,683	$—	$93,996,683
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JHY	Fixed Income Clearing Corporation	$5,423,354	$(5,423,354)	$—
JHAA	Fixed Income Clearing Corporation	6,230,396	(6,230,396)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JHY	JHB	JHAA
Purchases	$18,729,651	$81,134,726	$15,963,906
Sales and maturities	103,718,962	237,545,068	21,499,356

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JHY		JHB
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	—	21,800	14,165	14,238
Total	—	21,800	14,165	14,238

Notes to Financial Statements (continued)

(Unaudited)

	JHAA*
	Six Months Ended 6/30/20	Year Ended 12/31/19
Common shares:
Sold	—	801,742
Issued to shareholders due to reinvestment of distributions	6,191	6,363
Total	6,191	808,105
*	Prior to the commencement of operations, the Adviser purchased 10,128 shares, which are still held as of the end of the reporting period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

	JHY	JHB	JHAA
Tax cost of investments	$149,973,362	$458,122,488	$97,453,668
Gross unrealized:
Appreciation	$415,331	$3,754,907	$1,340,134
Depreciation	(2,133,788)	(22,270,060)	(4,797,119)
Net unrealized appreciation (depreciation) of investments	$(1,718,457)	$(18,515,153)	$(3,456,985)

Permanent differences, primarily due to distribution reallocations and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2019, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Funds’ last tax year end, were as follows:

	JHY	JHB	JHAA
Undistributed net ordinary income[1]	$995,772	$6,374,015	$972,214
Undistributed net long-term capital gains	—	—	4
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	JHY	JHB	JHAA
Distributions from net ordinary income[1]	$6,045,634	$28,252,445	$4,469,676
Distributions from net long-term capital gains	—	131,241	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JHY	JHB
Not subject to expiration:
Short-term	$640,693	$—
Long-term	870,861	2,894,665
Total	$1,511,554	2,894,665

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for each Fund was 0.1582%.

Notes to Financial Statements (continued)

(Unaudited)

8. Fund Leverage

Borrowings

During the current fiscal period, the Funds entered into borrowing arrangements (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank. As of the end of the reporting period each Fund’s maximum commitment amount under its Borrowings is as follows:

	JHY	JHB	JHAA
Maximum commitment amount	$—	$100,000,000	$27,500,000

JHY renewed its Borrowings in April 2019 through April 2020, while JHB renewed its Borrowings in January 2020 through January 2021. In addition the interest charged on JHB’s Borrowings was changed from one-month LIBOR plus 0.45% to one-month LIBOR plus 0.60%. All other terms remained unchanged for each Fund. JHAA renewed its borrowings in January 2020 through July 2020.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JHY	JHB	JHAA
Outstanding balance on Borrowings	$—	$27,000,000	$24,525,000

Interest was charged on these Borrowings for JHY at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. JHB is charged at the 1-Month LIBOR plus 0.60% (0.45% prior to January 9, 2020) per annum and a 0.25% per annum commitment fee on the undrawn portion of the Borrowings on any day that more than 20% (10% prior to January 9, 2020) of the maximum commitment amount is undrawn. JHAA is charged at the 1-Month LIBOR plus 0.60% per annum on the amounts borrowed and accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JHY	JHB	JHAA
Utilization period (days outstanding)	93	182	182
Average daily balance outstanding	$34,833,333	$104,390,110	$26,901,374
Average annual interest rate	2.32%	1.76%	1.69%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as components of “Interest expense” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JHAA used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, JHAA no longer used reverse repurchase agreements.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Utilization period (days outstanding)	173
Average daily balance outstanding	$490,000
Weighted average interest rate	1.19%

Rehypothecation

JHB has entered into a Rehypothecation Side Letter (“Side Letter”) with its credit agreement lender, allowing it to re-register a portion of its collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed 98% of the outstanding balance on the Borrowings. The Fund may designate any collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against the current Borrowings under the Side Letter in the event that the lender fails to timely return the Hypothecated Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

Upon execution of the Rehypothecation Side Letter, the Fund lowered the drawn rate on its credit agreement. The Fund will receive any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund did not have any Hypothecated Securities.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During July 2020, JHB paid off its Borrowings and closed its facility.

During July 2020, JHAA renewed its Borrowings through July 2021 and the drawn spread was increased to the 1-Month LIBOR plus 0.775%. All other terms remained the same.

Rehypothecation

During July 2020, JHB terminated its rehypothecation program.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Funds intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JHY	JHB	JHAA
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (8oo) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

The	Approval Process

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

•	Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- and three-year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that each of the Nuveen target term funds (including each Fund) has investment objectives which seek to provide a high level of current income and to return its original net asset value per common share on or about its termination date. Given the heightened market volatility in early 2020 and the investment objectives of these funds to seek the return of original net asset value, the Board will continue to monitor each of these funds. Further, the Board’s determinations with respect to each Fund are summarized below.

For Nuveen High Income 2020 Target Term Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile for the three-year period ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2019, the Fund matched the performance of its benchmark for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board recognized that the Fund had begun a transition period in light of its anticipated termination date of November 1, 2020 and that the recent market conditions materially increased the risk associated with achieving the Fund’s objective to return original net asset value. The Board was satisfied with the Fund’s overall performance.

For Nuveen High Income November 2021 Target Term Fund, the Board recognized that the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and outperformed its benchmark for such periods. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and was in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board further recognized that recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return original net asset value. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

For Nuveen High Income 2023 Target Term Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020 but the Fund ranked in the second quartile of its Performance Peer Group for such period. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board further recognized that recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return original net asset value. The Board also considered that the Fund was relatively new with a limited performance history available, limiting the ability for a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below its respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-J-0620D 1300431-INV-B-08/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Corporate Income 2023 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020